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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-45817 of Camden Property Trust on Form S-4 of our report dated January 16, 1998, appearing in the Annual Report on Form 10-K of Camden Property Trust for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.



DELOITTE & TOUCHE LLP

Houston, Texas
February 25, 1998